Exhibit 10.18

PROMISSORY NOTE

Amount:	$115,000 $35,000	**Issued on**:	1/15/2019 3/1/2019

For value received, the undersigned Hesperos, Inc. (the "Borrower"), at 3259 Progress Drive, Orlando, FL promises to pay to the order of James J. Hickman (the "Lender"), at 4004 Lake Mira Drive, Orlando, FL 32817 (or at such other place as the Lender may designate in writing), the sum of $115,000 with interest commencing January 15, 2019, and $35,000 with interest commencing on March 1, 2019 on the unpaid principal at the rate of 4% per annum (0.3333% per month).

I. TERMS OF REPAYMENT

A. Payments

The unpaid principal and accrued interest shall be payable in full on or before December 31, 2022 (the "Due Date").

Summary Payment Schedule as follows:
- Payment of $75,000 upon receipt of initial refund from landlord;
- Remaining balance due by December 31, 2022

B. Application of Payments

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

C. Acceleration of Debt

If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of the Lender.

II. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty. Any such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

III. COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

IV. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest when due;

2) the liquidation, dissolution, incompetency or death of the Borrower;

3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

4) the application for the appointment of a receiver for the Borrower;

5) the making of a general assignment for the benefit of the Borrower's creditors;

6) the insolvency of the Borrower;

7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

V. SEVERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

VI. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and demand of this Note.

No delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without

notice being given to Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This note may not be amended without the written approval of the holder.

VII. GOVERNING LAW

This Note shall be construed in accordance with the laws of the State of Florida.

VIII. SIGNATURES

This Note shall be signed by Dr. Michael Shuler, on behalf of Hesperos, Inc. and by Dr. James J. Hickman.

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Borrower		Lender	
______________________________	3/1/2019	______________________________	3/1/2019
Signed by: Dr. Michael Shuler	Date	**Signed by:** Dr. James Hickman	Date
Title: CEO, Hesperos Inc.			